Trovagene Oncology Investor Presentation January 2020

Forward-Looking Statements Certain statements in this presentation are forward-looking within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may be identified by the use of words such as "anticipate," "believe," "forecast," "estimated" and "intend," or other similar terms or expressions that concern Trovagene's expectations, strategy, plans or intentions. These forward-looking statements are based on Trovagene's current expectations and actual results could differ materially. There are a number of factors that could cause actual events to differ materially from those indicated by such forward-looking statements. While the list of factors presented in the 10-K is considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Forward-looking statements included herein are made as of the date hereof, and Trovagene does not undertake any obligation to update publicly such statements to reflect subsequent events or circumstances. 2

Company At-A-Glance Clinical-stage oncology therapeutics company, developing onvansertib, an oral and highly- selective Polo-like Kinase 1 (PLK1) inhibitor San Diego, CA • Selectively targets PLK1, a proven therapeutic target; overexpressed in most cancers Nasdaq: TROV • Stops division of cancer cells while limiting Clinical Development Plan: Complete impact to normal cells Phase 2 clinical trials of onvansertib in combination with standard-of-care • Proven safety and preliminary efficacy in 3 therapies, in colorectal cancer, prostate clinical programs (mCRC, mCRPC, AML) cancer and acute myeloid leukemia, and advance to registrational trials • Presentation of efficacy data from all 3 Phase 2 clinical trials in 2020 3

Investment Highlights Ovansertib 1st-in-class, 3rd-generation, safe and well-tolerated, oral PLK1 inhibitor that selectively targets the PLK1 enzyme and blocks cancer cell division Clinical Efficacy Demonstrated 3 ongoing clinical trials with demonstrated efficacy in patients who have developed resistance to standard-of-care or who have relapsed disease Predictive Biomarkers Assessment of response to treatment derived from a simple blood test Validating Combination Clinical Trials - metastatic colorectal cancer (mCRC): onvansertib + FOLFIRI® /Avastin® - metastatic castrate-resistant prostate cancer (mCRPC): onvansertib + Zytiga® - acute myeloid leukemia (AML): onvansertib + decitabine Established Manufacturing and Drug Supply FDA approved, GMP facility for production of raw material and finished drug 4

Significant Value Creation in 2020 Efficacy From 3 Ongoing In 2020 Data Phase 2 Trials 5

2020 Key Inflection Points 1H2020 Key Inflection Points Event Timing Colorectal Cancer: Phase 1b Safety and Efficacy Data January 25th Prostate Cancer: Phase 2 Efficacy Data February 13th Acute Myeloid Leukemia: Biomarker Data April 24th – 29th Prostate Cancer: Phase 2 and Correlative Biomarker Data April 24th – 29th Acute Myeloid Leukemia: Phase 2 Efficacy Data June 11th – 14th 2H2020 Key Inflection Points Event Timing Prostate Cancer: Phase 2 Efficacy Data Sept. 18th – 22nd Colorectal Cancer: Phase 2 Efficacy Data Sept. 18th – 22nd Acute Myeloid Leukemia: Phase 2 Efficacy Data Sept. 18th – 22nd Prostate Cancer: Phase 2 Efficacy Data Nov. 12th – 15th Colorectal Cancer: Phase 2 Efficacy Data Nov. 20th – 22nd Acute Myeloid Leukemia: Phase 2 Efficacy Data Dec. 5th – 8th 6

Onvansertib is a Platform for Value Creation ► Clinical Programs Based on Scientific Rationale: supported by preclinical and synergy data, and integration of biomarkers to rapidly assess response to treatment ► Addressing Significant Medical Needs: – overcome resistance to standard-of care drugs – extend duration of response and progression-free survival Next Indication Preclinical Phase 1/1b Phase 2/2b Indication Preclinical Phase 1/1b Phase 2a/b Next MilestoneMilestone Onvansertib Onvansertib + FOLFIRI® /Avastin® Clinical DataQ1 Update 2020 Solid Tumors mCRCmCRPC Onvansertib in KRAS-mutated colorectal cancer Q4 2019 andASCO Q1 2020-GI Solid(2 INDs Tumors in Place) Clinical Data Update mCRC Onvansertib + Zytiga® /prednisone in metastatic Q1 2020Q1 2020 mCRPC castrate-resistant prostate cancer InvestigatorASCO Initiated- GUTrial TNBC 2020 Onvansertib Onvansertib Onvansertib + decitabine in relapsed or refractory Clinical DataQ2 Update 2020 Hematologic AMLAML Hematologic acute myeloid leukemia cancer Q4AACR, 2019 EHA (1 IND in Place) IND = Investigational New Drug; mCRPC = metastatic castrate-resistant prostate cancer; mCRC = metastatic colorectal cancer; TNBC = triple-negative breast cancer; AML = acute myeloid leukemia 7

Onvansertib Mechanism of Action Inhibition of PLK1 causes arrest of cell Synergistic in combination with division and subsequent cell death1 chemotherapies and targeted therapeutics Zytiga® (abiraterone) ® Taxol® Avastin (paclitaxel) (bevacizumab) Venclexta® Cytarabine (venetoclax) Camptosar® Onvansertib Doxorubicin (Irinotecan) Synergistic in Combination with SOC Therapies Beleodaq (belinostat) Cisplatin Quizartinib Gemzar® (gemcitabine) Velcade® 1Zitouni et al., Nat Rev Mol Cell Biol. 2014 Jul;15(7):433-52 (bortezomib) 8

Optimal Attributes for a Safe and Effective Drug 9

Indication: metastatic KRAS-Mutated Colorectal Cancer (mCRC)

Improving Response and Progression-Free Survival

Metastatic Colorectal Cancer (mCRC)


Prognosis is very poor for patients with metastatic colorectal cancer with only 10% of patients surviving for more than five years after diagnosis[2]
>5
YEARS
SURVIVAL

- Only a 5% response rate to standard-of-care FOLFOX/FOLFIRI[1]
- Onvansertib + FOLFIRI® significantly reduces tumor growth[3]
- Biomarkers drive therapy decisions[2]
- KRAS mutation is a biomarker for clinical response to onvansertib
- KRAS mutation in 50% of mCRC[2]

Establishing a Successful Path Forward:

- Positive results from Phase 1b/2 trial may provide an opportunity for Phase 2b registrational trial and Fast Track Designation
- Biomarker increases likelihood of success by enabling rapid, quantitative assessment of KRAS mutation and patient response to treatment

[1]King et al, Frontline Strategies for Metastatic CRC, 2016, Amer J Hem/Onc; Loree&Kopetz; [2]Van Custem E, Borràs JM, Castells A et al. Improving outcomes in colorectal cancer. Where do we go from here? Eur J Cancer. 2013 Jul; 49(11): 2476–85;, Recent Developments in treatment of mCRC, 2017, Ther Adv Med Onc; [3]Investigator Brochure, Data-on-file, Trovagene

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Rationale for Onvansertib + FOLFIRI® /Avastin® in KRAS-Mutated Metastatic CRC ► Synthetic Lethality – CRC tumor cells harboring KRAS mutation are more Onvansertib Targets KRAS Mutations Through vulnerable to cell death with PLK1 inhibition Downstream Effects on Tumor Cell Division – Tumor cell viability is more sensitive to onvansertib in KRAS-mutated vs KRAS wild-type isogenic cell line ► Synergy – Onvansertib + irinotecan (the “IRI” in FOLFIRI) are synergistic in CRC cell lines – Combination demonstrated significantly greater tumor growth inhibition than either drug alone ► Proof-of-Concept Clinical Response – Phase 1 trial in solid tumors: 3 of 5 patients with stable disease had KRAS mutation; 2 in CRC and 1 in pancreatic cancer 12

Demonstrating Clinical Benefit in KRAS-Mutated CRC as New Second-Line Treatment

Trial Design: Phase 1b/2, multi-center, open label trial in mCRC

Onvansertib + FOLFIRI®/ Avastin® (bevacizumab) → Phase 1b (n=18) Phase 2 (n=26) → Onvansertib administered orally, days 1-5 every 14-days (2 courses of treatment in every 28-day cycle)

Efficacy Endpoints:

Primary: overall response in patients who receive ≥1 cycle (2 courses) of treatment

Correlative Biomarker: decreases in KRAS mutation burden and response to treatment

Current Standard-of-Care FOLFIRI®/Avastin® Clinical Response: overall response is ~5%; median progression-free survival (PFS) is ~6 months[1]

Onvansertib: Achieving Clinical Success

- 5 of 26 (~20%) patients achieve clinical response confirmed by radiographic scan
- Patient median progression-free survival (PFS) of >6 months

[1] King et al, Frontline Strategies for Metastatic CRC

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Clinical Data Shows Onvansertib Effectively Targets KRAS Mutations in CRC Colorectal Cancer 1% G12D ► To-date, KRAS mutation decreased in all 6 patients st 6% 6% G12V completing their 1 cycle of onvansertib treatment 8% 39% G13D ► Mutations identified in these patients account for nearly 18% G12C 100% of those associated with CRC 22% G12S – G12D (39%), G12V (22%), G13D (18%), G12C (8%), G12A (6%) G12A ► Other drugs in development target only G12C which accounts for <10% of the KRAS mutations in CRC G12R 1Jones et al. Specific Mutations in KRAS Codon 12 Are Associated with Worse Overall Survival in Patients with Advanced and Recurrent Colorectal Cancer; BJC Feb. 2017 14

Decreases in Plasma KRAS Mutation Shown in All Patients Treated with Onvansertib 02-004 – KRAS G13D- 12mg/m2 02-005- KRAS G12V -12mg/m2 01-006- KRAS G12V – 12 mg/m2 50.0% 1.0% 0.20% 40.0% 0.8% 0.15% 30.0% 0.6% 0.10% 20.0% 0.4% 0.05% 10.0% 0.2% KRAS G13D MAF(%) KRAS G12V KRAS MAF(%) G12V KRAS MAF(%) 0.0% 0.0% 0.00% C1D1 C1D22 C1D30 C3D1 C4D1 C5D1 C1D1 C1D7 C2D1 C3D1 C1D1 C1D7 C2D1 C3D1 Timepoint Timepoint Timepoint 01-007- KRAS G12D- 12 mg/m2 02-008 –KRAS G12C- 15 mg/m2 01-010- KRAS G12A- 15 mg/m2 1.20% 25.0% 3.0% 1.00% 20.0% 2.5% 0.80% 2.0% 15.0% 0.60% 1.5% 10.0% 0.40% 1.0% 5.0% KRAS G12C MAF(%) KRAS 0.20% MAF(%) G12A KRAS 0.5% KRAS G12D MAF(%) KRAS 0.00% 0.0% 0.0% C1D1 C1D7 C2D1 C3D1 C1D1 C1D7 C2D1 C1D1 C1D7 Timepoint Timepoint Timepoint ► Changes in plasma KRAS mutation level is an early marker for therapeutic response ► Significant decrease in KRAS mutation levels within the 1st treatment cycle are highly predictive of tumor regression as measured by radiographic scans ► Decreases in plasma KRAS-mutated circulating tumor DNA, to a non-detectable level, observed in 5 of 6 patients within the first cycle of treatment, and highly predictive of tumor regression by radiographic scan Tie et al., 2015, Annals of Oncology 26: 1715–1722 15

Indication: metastatic Castrate-Resistant Prostate Cancer (mCRPC)

Overcoming Resistance and Extending Efficacy

Metastatic Castrate-Resistant Prostate Cancer (mCRPC)


1 in 6[1]
prostate cancer patients have a genetic variant likely to affect the success of standard treatments

- ► Resistance develops to standard-of-care therapy, Zytiga® and Xtandi®, within 9-15 months[3]
- ► Onvansertib + Zytiga® are synergistic in combination
- ► Combination significantly increase arrest of cell division
- ► Up to 40% AR-V7 resistance; very aggressive mutation and no effective treatment options[2]

Establishing a Successful Path Forward:

- Positive results from Phase 2 trial may provide an opportunity for a Phase 2b registrational trial
- Proactively assessing AR-V7 enables correlation of status (+/-) with response to onvansertib treatment
- Effective treatment of AR-V7+ patients could lead to Breakthrough Designation

[1]Nicolosi P, Ledet E, Yang S et al. Prevalence of germline variants in prostate cancer and implications for current genetic testing guidelines. JAMA Oncol. Published online February 7, 2019; [2]Armstrong et al., 2019, JCO 37: 1120- [6]Zhang et al., 2015, Cell Cycle 14:13, 2142—2148; [3]GAntonarakis, Emmannel – Current Understanding of Resistance to Abiraterone and Enzalutamide in Advanced Prostate Cancer; Clinical Advances in Hematology & Oncology – May 2016 – Volume 14, Issue 5; [4]https://www.grandviewresearch.com/industry-analysis/prostate-cancer-therapeutics-market

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Rationale for Onvansertib + Zytiga® in Metatstatic Castrate-Resistant Prostate Cancer (mCRPC) Onvansertib + Zytiga® (abiraterone) demonstrates synergy in mCRPC model (C4-2)1 Onvansertib + Zytiga® (abiraterone) significantly increases mitotic arrest1 A B Mitotic cells C Apoptotic cells Abi alone Abi + Onv expected Abi + Onv observed caspase 3 - Synergy (mitotic (mitotic marker) (apoptotic marker) %cleaved % pSer10 %pSer10 Histone cells+ Control Abi Onv Abi + Onv Control Abi Onv Abi + Onv 1Patterson & Yaffe, 2019, MIT D E 18 FoxA1 β-Actin Log2Fold Change Log2FoldChange relative to control to relative Relative FoxA1 level

Overcoming Resistance and Extending Efficacy

Trial Design: Phase 2 multi-center, open label trial in mCRPC

Treatment	Cohort	Efficacy Endpoint
Onvansertib + Zytiga®	**Cohort 1 (n=32)** Onvansertib 18mg/m^2 Days 1-5 (14-Day Cycle)	**Efficacy Endpoint** 6 Cycles = 12 Weeks
	Cohort 2 (n=32) Onvansertib 12mg/m^2 Days 1-14 (21-Day Cycle)	**Efficacy Endpoint** 4 Cycles = 12 Weeks

Efficacy Endpoint – Internationally Recognized Prostate Cancer Working Group (PCWG)

Primary: disease control evaluated as PSA decline or stabilization (PSA rise <25% over baseline)

Correlative Biomarker: androgen receptor variant 7 (AR-V7) status and correlation with patient response

Current Standard-of-Care Zytiga® Clinical Response: median radiographic progression-free survival (RPFS) is ~7 months[1]

Onvansertib: Achieving Clinical Success

- 6 of 32 (~20%) patients achieve primary efficacy endpoint of disease control at 12 weeks (PSA stabilization or decrease); confirmed by radiographic scan
- Patients achieve median RPFS of ≥7 months

Note: radiographic assessment by RECIST v1.1 [CR = disappearance of all target lesions, PR = ≥30% decrease, PD = ≥20% increase, SD = does not meet criteria for PR nor PD]

[1]Hussain et al., ESMO 2019

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Efficacy Demonstrated by PSA Disease Control and Confirmed by Radiographic Scan Best PSA Response ► Threshold for demonstrating e 20 n i l AR-V7 positive onvansertib efficacy: e s 0 a b AR-V7 negative – ≥20% of patients achieve primary m -20 o Met primary r f efficacy endpoint efficacy endpoint of PSA e -40 g n stabilization a h -60 c % -80 ► To date, 3 of 5 patients in this cohort 3 5 0 6 4 3 2 3 2 2 -0 -0 -0 -0 -0 1 1 3 1 1 have met the efficacy endpoint 0 0 0 0 0 Patients Treatment Duration and Radiographic Response ) s ► Threshold for demonstrating onvansertib y 250 SD a d SD s ( SD th efficacy: 200 on n 6 m o i t a 150 SD r Treatment Duration – Median of ≥6 months for radiographic u d PD t 100 Discontinued progression-free survival (RPFS) n e m 50 t a Radiographic Response: e r 0 SD: Stable Disease ► To date, 3 of 5 patients have exceeded 6 T 3 5 0 6 4 3 2 3 2 2 PD: Progressive Disease -0 -0 -0 -0 -0 months of RPFS 1 1 3 1 1 0 0 0 0 0 Patients 20

Indication: Acute Myeloid Leukemia (AML)

Addressing the Need for New Treatment Options Relapsed Acute Myeloid Leukemia (AML) Establishing a Successful Path Forward: • Positive results from Phase 2 trial and Orphan Drug Designation may provide an 1 ► 5-year survival rate of only 25% opportunity for a Phase 2b registrational trial ► Standard-of-care is venetoclax + azacytidine or decitabine; resistance • Opportunity to treat patients who relapse develops in ~11 months2 following first-line venetoclax ► Onvansertib induces cell death in AML model resistant to Venclexta® 3 • Biomarker identifies patients most likely to respond, increasing likelihood of success 1National Cancer Institute SEER 2016; 2DiNardo et al, Blood, 2019 2Valsasina et al., Mol Cancer Ther; 11(4) April 2012; 3Trovagene, data on file 22

Providing a New, Safe and Effective Treatment

Trial Design: Phase 2 multi-center, open label trial in AML

Onvansertib +Decitabine ▶ Relapsed or Refractory Patients (n=32) ▶ Onvansertib 60mg/m^2 Days 1-5 (21-28 Day Cycle)

Efficacy Endpoint

Primary: safety and preliminary efficacy

Correlative Biomarker: Assess PLK1 inhibition (target engagement) by measuring changes in the PLK1 substrate pTCTP; evaluate predictive biomarkers associated with response to treatment

Current Standard-of-Care Clinical Response: Hypomethylating agents (decitabine and azacytidine) is 16.3% and IDH Inhibitors, ivosidenib (Agios), is 30.4%; enasidenib (Celgene) is 26.6%[2]

Onvansertib: Achieving Clinical Success

- 10 of 32 (~30%) achieve complete response (CR + CRi)
- Median overall survival of >2 months for relapsed/refractory AML patients

[1]Stahl et al., Blood Adv. 2018 Apr 24;2(8):923-932; [2]DiNardo et al, N Engl J Med. 2018 Jun 21;378(25):2386-2398; [3]Stein et al., Blood. 2017 Aug 10;130(6):722-731

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Phase 1b Completed Trial Efficacy Summary Patients Treated with ≥ 1 Cycle (n=36) Decitabine Arm 18 mg/m2 27 mg/m2 2 m / g m 2 1 2 m / Ongoing g m 8 1 CR 2 m / CRi g 2 m ► At the 4 higher dose levels (27 to 90 mg/m ), 7 CRp 2 CR/CRi was observed in: 2 MLFS m / g PR – 5 of 16 (31%) patients in the decitabine Arm m 0 No evaluable 4 bone marrow 2 ► Median time to achieve CR/CRi was 4 cycles m / g Durable response (range 1-7) m 0 (>7 months) 6 ► Durable responses for >7 months 2 m / g m 0 9 DLT 0 0 0 0 0 0 0 0 0 0 0 0 0 1 2 3 4 5 6 Days of treatment 1Jones et al. Specific Mutations in KRAS Codon 12 Are Associated with Worse Overall Survival in Patients with Advanced and Recurrent Colorectal Cancer; BJC Feb. 2017 24

Corporate

Strong Patent Portfolio ► Core Technology: 3 Issued Patents to 2030 in US, Europe and Asia with extension to 2035 in US – Compound (onvansertib): US 8614220 – Salt forms of onvansertib: US 8648078 – Combinations with anti-neoplastic compounds: US 8927530 ► Evergreening: Combination Therapy – Exclusive license from MIT for 2 US issued patents with broad method claims for combination of PLK inhibitor + anti-androgen compounds to treat any cancer • US 9566280, US 10155006; Expiration 2035 ► Evergreening: Biomarkers – Method for assessing PLK1 target phosphorylation status for identifying patients to be treated with Plk1 Inhibitors • PCT US1948044, Expiration 2039 – Method for treating patient with a PLK inhibitor when there is a PSA rise • Provisional, Expiration 2040 26

Business Development Strategy Objective: Joint Development and Commercialization Partnerships Current Co-Research Collaboration ► Financial and clinical support for ► Co-research agreement with Nektar company-sponsored and/or investigator Therapeutics to evaluate onvansertib in sponsored (IST) studies combination with NKTR-102 in colorectal cancer ► Maintain rights in North America in part or in whole Partnering Strategy ► Co-develop and/or out-license specific ► Successful partnership with US pharma/biotech indications in Japan and Europe for co-development ► Optimize development timelines while ► Successful partnership with Japan Pharma for efficiently managing resources, internal co-development and/or out-licensing and outsourced 27

Financials 2019 Raised Capital & Clinical Research Commitment • $14.5 million • Q4’18 = $11.5M Quarter Ending Cash and Cash Equivalents • Q1’19 = $11.3M • Q2’19 = $10.8M • Q3’19 = $ 9.0M Estimated Quarterly Cash Burn • ~$4.0M 28

2020 Key Inflection Points 1H2020 Key Inflection Points Event Timing Colorectal Cancer: Phase 1b Safety and Efficacy Data January 25th Prostate Cancer: Phase 2 Efficacy Data February 13th Acute Myeloid Leukemia: Biomarker Data April 24th – 29th Prostate Cancer: Phase 2 and Correlative Biomarker Data April 24th – 29th Acute Myeloid Leukemia: Phase 2 Efficacy Data June 11th – 14th 2H2020 Key Inflection Points Event Timing Prostate Cancer: Phase 2 Efficacy Data Sept. 18th – 22nd Colorectal Cancer: Phase 2 Efficacy Data Sept. 18th – 22nd Acute Myeloid Leukemia: Phase 2 Efficacy Data Sept. 18th – 22nd Prostate Cancer: Phase 2 Efficacy Data Nov. 12th – 15th Colorectal Cancer: Phase 2 Efficacy Data Nov. 20th – 22nd Acute Myeloid Leukemia: Phase 2 Efficacy Data Dec. 5th – 8th 29

Thank You For additional information please contact: ir@trovagene.com 30